Share Capital	6 Months Ended
Feb. 28, 2021
Share Capital [Abstract]
Share Capital

10. SHARE CAPITAL

Changes in share capital during the six months ended February 28, 2021 are as follows:

	Class AShares		Class BShares		Series APreferred Shares		Series BPreferred Shares
	Number	$	Number	$	Number	$	Number	$
August 31, 2020	22,372,064	2	490,632,833	4,307	10,012,393	245	1,987,607	48
Issued upon stock option plan exercises	-	-	28,300	1	-	-	-	-
Issued upon restricted share unit exercises	-	-	6,423	-	-	-	-	-
Shares repurchased	-	-	(13,224,772)	(116)	-	-	-	-
February 28, 2021	22,372,064	2	477,442,784	4,192	10,012,393	245	1,987,607	48

Normal Course Issuer Bid

On November 2, 2020, the Company announced that it had received approval from the TSX to establish a normal course issuer bid (NCIB) program. The program commenced on November 5, 2020 and will remain in effect until November 4, 2021. As approved by the TSX, the Company has the ability to purchase for cancellation up to 24,532,404 Class B Non-Voting Participating Shares (“Class B Shares”) representing approximately 5% of all of the issued and outstanding Class B Shares as at October 22, 2020.

During the six months ended February 28, 2021, the Company purchased 13,224,772 Class B Shares for cancellation for a total cost of approximately $300 under the NCIB program. The average book value of the shares repurchased was $8.77 per share and was charged to share capital. The excess of the market price over the average book value, including transaction costs, was approximately $184 and was charged to retained earnings.

From March 1, 2021 to March 12, 2021, the Company purchased an additional 1,559,202 Class B Shares for cancellation for a total cost of approximately $36 under the NCIB program. In connection with the announcement of the Transaction on March 15, 2021 (as discussed in more detail in Note 18), the Company suspended share buybacks under its NCIB program.